SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant Under Rule 14a-12

RemoteMDx, Inc.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒  No  fee  required.  ☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

☐  Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

REMOTEMDX, INC.
150 West Civic Center Drive, Suite 400
Sandy, UT 84070

Dear Fellow Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders to be held at our corporate offices, 150 West Civic Center Drive, Suite 400, Sandy, Utah 84070 on Tuesday, October 28, 2008 at 10:00 a.m., Mountain Daylight Savings Time.

The business to be conducted at the Annual Meeting is explained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. At the Annual Meeting, we will also discuss our results for the past year.

The Securities and Exchange Commission recently adopted rules that permit proxy materials to be furnished over the Internet rather than in paper form. Accordingly, we are sending many of our stockholders a notice regarding the availability of this Proxy Statement, our Annual Report on Form 10-KSB/A for Fiscal 2007, and other proxy materials, via the Internet. This electronic process gives you fast, convenient access to the materials, reduces the impact on the environment, and reduces our printing and mailing costs. A paper copy of these materials can be requested using one of the methods described in the materials.

Whether or not you plan to attend the meeting in person, please submit your vote using one of the voting methods described in the attached materials. Submitting your vote by any of these methods will not affect your right to attend the meeting and vote in person should you so choose. However, if your shares are held through a broker or other nominee, you must obtain a legal proxy from the record holder of your shares in order to vote at the meeting.

Thank you for your continued support.

Sincerely,

David G. Derrick
Chief Executive Officer and
Chairman of the Board of Directors

Salt Lake City, Utah
September 11, 2008

REMOTEMDX, INC.
150 West Civic Center Drive, Suite 400
Sandy, UT 84070

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 28, 2008

The Annual Meeting of Stockholders (the "Annual Meeting") of RemoteMDx, Inc. (the "Company") will be held at 150 West Civic Center Drive, Suite 400, Salt Lake City, Utah 84070, on Tuesday, October 28, 2008 at 10:00 AM (MDT) for the following purposes:

(1)	To elect six directors;
(2)	To approve an amendment to change the name of the Company to “SecureAlert, Inc.”;
(3)
To authorize the Board of Directors to effect a reverse stock split of all outstanding and authorized shares of our common stock to be declared by our Board at any time prior to January 1, 2009 in a ratio of five shares to one share, the precise timing of such reverse stock split to be determined by our Board in its sole discretion;

(4)	To ratify the selection of Hansen Barnett & Maxwell, LLP as the Company's independent registered public accounting firm for fiscal year 2008; and
(5)	To act upon such other business as may properly come before the Annual Meeting.

Only holders of record of our common stock and our Series B Preferred stock at the close of business on August 29, 2008, will be entitled to vote at the Annual Meeting or any adjournment thereof.  You are cordially invited to attend the Annual Meeting.

In accordance with new rules approved by the Securities and Exchange Commission, instead of mailing a printed copy of the Company’s proxy materials to stockholders, the Company may now furnish proxy materials to stockholders on the Internet by providing a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to stockholders when the materials are available on the Internet. If you receive the Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials unless you specifically request one. Instead, the Notice of Internet Availability will instruct you on how you may access and review all of the Company’s proxy materials and the Company’s annual report, as well as how to submit your proxy, over the Internet. If you receive a Notice of Internet Availability and would still like to receive a printed copy of the Company’s proxy materials, including a proxy card or voting instruction card, you should follow the instructions for requesting these materials included in the Notice of Internet Availability.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

DAVID G. DERRICK
CHIEF EXECUTIVE OFFICER AND CHAIRMAN

SEPTEMBER 11, 2008
SALT LAKE CITY, UTAH

REMOTEMDX, INC.
150 WEST CIVIC CENTER DRIVE, SUITE 400
SANDY, UT 84070

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, OCTOBER 28, 2008

This proxy statement (the "Proxy Statement") is being furnished to our stockholders in connection with the solicitation of proxies by the Board of Directors of RemoteMDx, Inc., a Utah corporation (the "Company") for the Board’s use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at 150 West Civic Center Drive, Suite 400, Sandy, Utah 84070, on Tuesday, October 28, 2008 at 10:00 AM (MDT), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.

The enclosed proxy is solicited by our Board of Directors.  The cost of solicitation of proxies is being borne by the Company.

The close of business on August 29, 2008 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.  As of August 29, 2008, there were 151,036,749 shares of the Company's common stock, par value $0.0001 per share, issued and outstanding, and 10,999 shares of Series B Preferred Stock issued and outstanding and entitled to vote on an “as-converted” basis as 113,783 common share equivalents.  The presence, in person or by proxy, of a majority of the votes entitled to be cast on the record date is necessary to constitute a quorum at the Annual Meeting.  Each share of common stock or common share equivalent is entitled to one vote on all issues requiring a stockholder vote at the Annual Meeting.  Each nominee for director named in Proposal Number 1 must receive a plurality of the votes cast in person or by proxy in order to be elected.  Stockholders may not cumulate their votes for the election of directors.  The affirmative vote of a majority of the votes cast on the matter is required for approval of Proposals Number 2, 3, and 4 set forth in the accompanying materials.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies.  If no direction is indicated, the shares will be voted as follows:

•	FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED HEREIN;

•	FOR THE APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION CHANGING THE NAME OF THE COMPANY TO SECUREALERT, INC.;

•	FOR THE 5-TO-1 REVERSE SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK; AND

•	FOR THE RATIFICATION OF THE SELECTION OF HANSEN BARNETT & MAXWELL AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2008.

The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting.  However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

Internet Availability of Proxy Materials

In accordance with new rules approved by the Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of the Company’s proxy materials to stockholders, the Company may now furnish proxy materials to stockholders on the Internet by providing a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability” or “Notice”) to stockholders when the materials are available on the Internet. If you receive the Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials unless you specifically request one. Instead, the Notice of Internet Availability will instruct you on how you may access and review all of the Company’s proxy materials and the Company’s annual report, as well as how to submit your proxy, over the Internet. If you receive a Notice of Internet Availability and would still like to receive a printed copy of the Company’s proxy materials, including a proxy card or voting instruction card, you should follow the instructions for requesting these materials included in the Notice of Internet Availability.

The Company intends to commence distribution of the Notice of Internet Availability to stockholders on or about September 11, 2008.

The Company first made available the proxy solicitation materials at www.amstock.com/proxyservices/ viewmaterials.asp on or about September 11, 2008 to all stockholders entitled to vote at the annual meeting. You may also request a printed copy of the proxy solicitation materials by any of the following methods: by Internet at www.remotemdx.com/investor2008, by telephone at 1-866-451-6141; or by sending an e-mail to brigby@securealert.com.  Our 2007 annual report to stockholders was made available at the same time and by the same methods.

Voting and Submission of Proxies

You can vote your shares using one of the following methods:

•	Vote through the Internet at www.proxyvote.com using the instructions included in the Notice of Internet Availability, the proxy card, or voting instruction card;
•	Vote by telephone using the instructions on the proxy card or voting instruction card if you received a paper copy of the proxy materials;
•	Complete and return a written proxy or voting instruction card using the proxy card or voting instruction card if you received a paper copy of the proxy materials; or
•	Attend and vote at the meeting.

Internet and telephone voting are available 24 hours a day, and if you use one of those methods, you do not need to return a proxy or voting instruction card. Unless you are planning to vote at the meeting, your vote must be received by 11:59 p.m. Eastern Standard Time, on October 27, 2008.

Even if you submit your vote by one of the first three methods mentioned above, you may still vote at the meeting if you are the record holder of your shares or hold a legal proxy from the record holder. Your vote at the meeting will constitute a revocation of your earlier proxy or voting instructions.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:       Why am I receiving these materials?

A:
Our Board of Directors has made these materials available to you on the Internet or, upon your request, has delivered printed proxy materials to you in connection with the solicitation of proxies for use at our Annual Meeting.  This Proxy Statement describes proposals on which you, as a stockholder, are being asked to vote. It also gives you information on these proposals, as well as other information so that you can make an informed decision. As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this Proxy Statement.

Q:	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:
In accordance with rules recently adopted by the SEC, we may now furnish proxy materials, including this Proxy Statement and our annual report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to most of our stockholders, provides instructions as to how to access and review all of the proxy materials on the Internet. The Notice also instructs how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

Q:        Can I vote my shares by filling out and returning the Notice?

A:	No, however, the Notice provides instructions on how to vote by Internet, by telephone, by requesting and returning a paper proxy card, or by submitting a ballot in person at the meeting.

Q:        Where and when is the Annual Meeting?

A:	The Annual Meeting will take place at the Company’s headquarters, 150 West Civic Center Drive, Suite 400, Sandy, Utah 84070 on Tuesday, October 28, 2008 at 10:00 a.m. Mountain Daylight Savings Time.

Q:        Who is soliciting my proxy?

A.	Our Board of Directors is soliciting your proxy for use at the Annual Meeting.

Q:        What proposals will be voted on at the Annual Meeting?

A:         At the Annual Meeting, stockholders will act upon the following proposals:

•	The election of six directors
•	Approval of the change of the name of the Company to “SecureAlert, Inc.”
•	Approval of a reverse stock split of our common stock whereby each outstanding five (5) shares of our common stock would be combined into and become one (1) share of common stock;
•	Ratification of the selection of Hansen Barnett & Maxwell as the Company’s independent registered public accounting firm; and
•	Action regarding any other matters that may properly come before the Annual Meeting of stockholders.

This Proxy Statement summarizes the information that you need to know to vote on an informed basis at the Annual Meeting; however, you do not need to attend the Annual Meeting to vote your shares.

Q:        Who is entitled to vote?

A:
The Board of Directors has determined that those stockholders who are recorded in our record books as owning shares of our common stock or Series B Preferred Stock as of the close of business on August 29, 2008, are entitled to receive notice of and to vote at the Annual Meeting of stockholders. As of the record date, there were 151,036,749 shares of common stock issued and outstanding and 10,999 shares of Series B Preferred Stock issued and outstanding and entitled to vote on an “as-converted” basis as 113,783 common share equivalents.

If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to vote in person at the meeting. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the meeting. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from your broker, nominee, or trustee that holds your shares, giving you the right to vote the shares at the meeting.

Q:        How many votes do I have?

A:	Each record holder of common stock is entitled to one vote per share of common stock. Each holder of Series B Preferred Stock is entitled to one vote per common stock share equivalent.

Q:        How many shares may vote at the Annual Meeting?

A:	As of the record date of August 29, 2008, we had outstanding 151,036,749 shares of common stock, and 113,783 common share equivalents, which are all eligible to vote at the Annual Meeting.

Q:        How does our Board of Directors recommend that I vote?

A:	Our Board of Directors unanimously recommends that our stockholders vote “FOR” each of the four proposals to be presented at the meeting.

Q:        What vote of our stockholders is required to approve the proposals?

A:
Election of Directors:   The election of the nominees for director requires the affirmative vote of a plurality of the shares cast at the Annual Meeting. This means that the nominees receiving the greatest number of votes will be elected, even if they receive less than a majority of the votes cast at the meeting. If you do not want to vote your shares for a particular nominee, you may so indicate in the space provided on the proxy card or on the voting instruction card. In the unanticipated event that any of the nominees is unable or declines to serve, the proxy holder will have the discretion to vote the proxy for another person, as shall be designated by the Board of Directors to replace the nominee, or, in lieu thereof, the Board may reduce the number of directors.

Change of Name:  The approval of the amendment to our Articles of Incorporation to change our corporate name to “SecureAlert, Inc.” requires the affirmative vote of a majority of the votes cast on the matter.

Reverse Split: Approval of the five shares to one share reverse split requires the affirmative vote of a majority of the votes cast on the matter.

Ratification of the Selection of Independent Registered Public Accounting Firm:   Ratification of the selection of Hansen Barnett & Maxwell as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on the matter. If the stockholders do not ratify the appointment of Hansen Barnett & Maxwell, the Audit Committee of the Board of Directors may, but is not required to, reconsider such appointment.

How will voting on any other business be conducted?   We do not know of any business or proposals to be considered at the Annual Meeting other than those that are described in this Proxy Statement. If any other business is proposed and we decide to allow it to be presented at the Annual Meeting, the proxies that we receive from our stockholders give the proxy holders the authority to vote on that matter according to their best judgment.

Q:	What is the share ownership of our directors and executive officers?

A:
As of the close of business on the record date, August 29, 2008, our Directors and executive officers collectively owned 15,594,877 or 10.4 percent of the outstanding shares of our common stock entitled to vote at the Annual Meeting. This does not include shares of our common stock issuable upon the exercise of presently exercisable options that these Directors and executive officers beneficially own. For more information on the share ownership of our Directors and executive officers see “Security Ownership of Certain Beneficial Owners and Management” on page 18.

Q:        Am I entitled to appraisal or dissenters’ rights in connection with the Proposals?

A:	No. Holders of shares of our outstanding common stock will not have appraisal or dissenters’ rights in connection with the proposed change of name or the reverse split.

Q:        How do I vote my shares if I won’t be able to attend the Annual Meeting in person?

A:
You do not need to attend the Annual Meeting in person in order to vote. You may, instead, vote over the Internet, by telephone or by mail (if you have requested printed proxy materials). By doing so, you are giving a proxy appointing David G. Derrick (the Company’s Chief Executive Officer) and Blake T. Rigby (the Company’s Chief Financial Officer) to vote your shares at the meeting as you have instructed. If a proposal comes up for vote at the meeting for which you have not indicated an instruction, Mr. Derrick and Mr. Rigby will vote your shares according to their best judgment. Even if you currently plan to attend the meeting, it is a good idea to vote on the Internet, by telephone or, if you received printed proxy materials, to complete and return your proxy card before the meeting date, just in case your plans change.

•
By Internet or Telephone — If you have telephone or Internet access, you may submit your proxy by following the instructions provided in the Notice or, if you received a printed version of the proxy materials by mail, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card.

•
By Mail — If you request printed proxy materials, you may submit your proxy by mail by signing your proxy card or, for shares held in street name, by following the voting instructions included by your stockbroker, trustee or nominee, and mailing it in the enclosed, postage-paid envelope. If you provide specific voting instructions, your shares will be voted as you have instructed.

Q:        Can I change my vote after I have mailed in my signed proxy card?

A:
Yes. You can change your vote at any time before we vote your proxy at the Annual Meeting. You can do so in four ways. First, you can send written notice stating that you would like to revoke your proxy to our Corporate Secretary at the address given below.  Second, you can request a new proxy card (by mailing our Corporate Secretary at the address given below) and complete and send it to American Stock Transfer & Trust Company, 6201 15th Avenue, 3rd Floor, Brooklyn, NY 11219. Third, you can vote by telephone or on the Internet at any time prior to 11:59 p.m. Eastern Standard Time, on October 27, 2008 (your latest vote is counted).  Fourth, you can attend the Annual Meeting and vote in person. You should send any written notice or request for a new proxy card to the attention of the Corporate Secretary, RemoteMDx, Inc., 150 West Civic Center Drive, Suite 400, Sandy, Utah 84070.

Q:        If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:
Your broker will vote your shares according to the instructions that you provide regarding how to vote your shares. Following the directions provided by your broker, you should instruct your broker to vote your shares by returning a signed proxy card or otherwise by Internet or telephone by following the instructions you receive from your broker. If you fail to vote as directed by your broker, your shares will not be voted unless your broker exercises discretionary voting rights with respect to a particular proposal. All signed proxies received by the Company and not subsequently revoked will be voted in accordance with the instructions contained therein. Unless they specifically instruct otherwise, all valid proxy cards received by the Company will be counted as a “FOR” vote in favor of each nominee and in favor of each of the other proposals.

Q:        What is the effect of an abstention or a broker-nonvote?

A:
Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. A broker non-vote occurs when a nominee holding shares of our common stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Abstentions and broker non-votes are not treated as a vote cast at the meeting and therefore they are not counted in tabulations of the votes cast on the proposals as a vote against such proposals.

Q:        How will the Company solicit proxies?

A:
Proxies may be solicited in person, by telephone, facsimile, mail or e-mail by our Directors, officers and employees without additional compensation. Brokers, nominees, fiduciaries, and other custodians have been requested to forward soliciting material to the beneficial owners of shares of our common stock held of record by them, and we will reimburse such custodians for their reasonable expenses.  The Company will pay the cost of preparing and distributing these proxy materials.  If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur.  If you choose to vote by telephone, you are responsible for telephone charges you may incur.

Q:        Who can help answer further questions about the proposals?

A:	If you have more questions about the Annual Meeting or the proposals, you should contact:

RemoteMDx, Inc.
150 West Civic Center Drive, Suite 400
Salt Lake City, Utah 84070
(801) 451-6141
Attention: Blake T. Rigby, Chief Financial Officer

PROPOSAL NO. 1
ELECTION OF DIRECTORS

NOMINEES FOR DIRECTOR

The persons named in the enclosed proxy card have been selected by the Board of Directors to serve as proxies and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof.  Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of each of the nominees listed below.  All of the nominees currently serve as directors of the Company. Each duly elected director will hold office until his successor shall have been elected and qualified.  Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other persons as may be nominated by the Board of Directors.

The election of a nominee for director requires the affirmative vote of a plurality of the shares cast at the Annual Meeting. This means that the nominees receiving the greatest number of votes will be elected, even if they receive less than a majority of the votes eligible to be cast at the meeting. If you do not want to vote your shares for a particular nominee, you may so indicate in the space provided on the proxy card or on the voting instruction card. In the unanticipated event that any of the nominees is unable or declines to serve, the proxy holder will have the discretion to vote the proxy for another person, as shall be designated by the Board of Directors to replace the nominee, or, in lieu thereof, the Board may reduce the number of directors.

The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed below.

David Derrick – Chief Executive Officer and Chairman

Mr. Derrick has been our CEO and Chairman since February 2001.  Prior to joining us, Mr. Derrick occupied directorship and management positions in other companies, including Biomune Systems Inc. (“Biomune”), the former parent of the Company, and Purizer Corporation.  From 1979 to 1982, Mr. Derrick was a faculty member at the University of Utah College of Business.  Mr. Derrick graduated from the University of Utah with a Bachelor of Arts degree in Economics and a Masters in Business Administration degree with an emphasis in Finance. Mr. Derrick has been a principal financier and driving force in many new businesses. During the early 1980’s he helped create the community of Deer Valley, an exclusive ski resort outside of Park City, Utah. He also founded and funded Vantage Systems, a company that pioneered the Smart Home concept – the computerized home.

Robert Childers – Director

Mr. Childers joined our board in July 2001.  Since 1977, he has served as the Chief Executive Officer of Structures Resources Inc., a firm which he founded in 1972, and has more than 30 years of business experience in construction and real estate development.  Mr. Childers has served or is currently serving as General Partner in 16 Public Limited Partnerships in the Middle Atlantic States.  Partners include First Union Bank and Fannie Mae.  Structures Resources has successfully completed over 300 projects (offices, hotels, apartments, and shopping centers) from New York to North Carolina.  Recently Mr. Childers has been a partner for various projects in Baltimore and Philadelphia. He is a co-founder of Life Science Group, a boutique biotech investment-banking firm. Mr. Childers was the founding President of Associated Building Contractors for the State of West Virginia and served as a director of The Twentieth Street Bank until its merger with City Holding Bank.  He is a former naval officer serving in Atlantic fleet submarines.  Mr. Childers is a member of the Compensation Committee and the Nominating Committee of the Company’s Board of Directors.

James J. Dalton – Co-Chairman and Director

Mr. Dalton joined us as a director in 2001.  He is presently the Chief Executive Officer of Volu-Sol Reagents Corporation.  He was President of the Company from August 2003 until June 2008.  Prior to joining the Company, Mr. Dalton was the owner and President of Dalton Development, a real estate development company.  He served as the President and coordinated the development of The Pinnacle, an 86-unit condominium project located at Deer Valley Resort in Park City, Utah.  Mr. Dalton served as the President and equity owner of Club Rio Mar in Puerto Rico, a 680-acre beach front property that includes 500 condominiums, beach club, numerous restaurants, pools and a Fazio-designed golf course.  He was a founder and owner of the Deer Valley Club, where he oversaw the development of a high-end, world-class ski project.  From 1996 to 2000, Mr. Dalton served as an officer and director of Biomune.

David P. Hanlon – Director

Mr. Hanlon is Chief Executive Officer and President of Empire Resorts, Inc., a public company in the gaming industry.  Prior to starting his own gaming consulting business in 2000, in which he advised a number of Indian and international gaming ventures, Mr. Hanlon was President and Chief Operating Officer of Rio Suites Hotel & Casino from 1996-1999, a period in which the Rio Suites Hotel & Casino underwent a major expansion. From 1994-1995, Mr. Hanlon served as President and Chief Executive Officer of International Game Technology, the world's leading manufacturer of microprocessor gaming machines. From 1988-1993, Mr. Hanlon served as President and Chief Executive Officer of Merv Griffin's Resorts International, and prior to that, Mr. Hanlon served as President of Harrah's Atlantic City (Harrah's Marina and Trump Plaza). Mr. Hanlon's education includes a B.S. in Hotel Administration from Cornell University, an M.S. in Accounting, an M.B.A. in Finance from the Wharton School, University of Pennsylvania, and he completed the Advanced Management Program at the Harvard Business School. Mr. Hanlon is a member of the Audit Committee of the Company’s Board of Directors.

Peter McCall – Director

Mr. McCall joined our Board of Directors in July 2001.  Mr. McCall began his career in the mortgage finance business in 1982.  As a Vice President of GE Mortgage Securities, he oversaw the first mortgage securities transactions between GE Capital Corporation and Salomon Brothers.  For fifteen years, Mr. McCall structured and sold both mortgage and asset backed security transactions.  In 1997 Mr. McCall founded McCall Partners LLC.  McCall Partners is an investment vehicle for listed and non-listed equity securities.  Mr. McCall is also a member of the Board of Directors of Premium Power Corporation of North Andover, MA. Mr. McCall is a member of the Audit Committee, Compensation Committee and the Nominating Committee of the Company’s Board of Directors.

Larry G. Schafran – Director

Mr. Schafran is associated with Providence Recovery Partners, LP (“PRP, LP”) as a Managing General Partner.  PRP, LP is a New York City-based activist investment fund.  Mr. Schafran is also a director of PubliCard, Inc. and Tarragon Corporation.  Additionally, Mr. Schafran was Lead Director and Audit Committee Chairman and a Consultant to the Chairman of WorldSpace, Inc.  In addition, Mr. Schafran is a Director of Glasstech, Inc., ElectroEnergy, Inc., Sulphco, Inc., and National Patent Development Corporation.  In recent years, Mr. Schafran served in several capacities, including, as a Trustee, Chairman/Interim-CEO/President and Co-Liquidating Trustee of Special Liquidating Trust of Banyan Strategic Realty Trust; Director and/or Chairman of the Executive Committees of Dart Group Corporation, Crown Books Corporation, TrakAuto Corporation, and Shoppers Food Warehouse, Inc. (Vice-Chairman); Director and Member of the Strategic Planning and Finance Committees of COMSAT Corporation, and Managing General Partner of L. G. Schafran & Partners, LP, a real estate investment and development firm.  Mr. Schafran is a member of the Audit Committee, Nominating Committee and the Compensation Committee of the Company’s Board of Directors.

OUR DIRECTORS AND EXECUTIVE OFFICERS

Our directors are elected annually and hold office until the next annual meeting of our stockholders or until their successors are elected and qualified. Officers are selected by and serve at the discretion of the Board of Directors. There is no family relationship between or among any of our directors and executive officers. Our Board of Directors consists of six persons.

The following table sets forth information concerning our executive officers and directors as of August 29, 2008:

Name	Age	Position

David G. Derrick	55	Chief Executive Officer and Chairman
John L. Hastings, III	45	President
Blake T. Rigby	51	Chief Financial and Chief Operating Officer
Bruce G. Derrick	50	Chief Technology Officer
Bernadette Suckel	52	Managing Director of Sales & Marketing
Robert E. Childers	63	Director
James J. Dalton	65	Co-Chairman and Director
David P. Hanlon	63	Director
Peter McCall	50	Director
Larry G. Schafran	69	Director

Biographical information concerning our Board of Directors is contained above under the caption “Nominees for Director.”  The following information is provided regarding our remaining executive officers.

Mr. Hastings became President of the Company on June 19, 2008.  Mr. Hastings has worked for Nestle/Stouffer’s, Kraft/General Foods, Nissan Motor Acceptance Corp., NCR/Teradata, Unisys Corp. and VNU/AC Nielsen during his career.  He has also served on the boards of small entrepreneurial companies.  From 1998 through 2006, Mr. Hastings worked with VNU – AC Nielsen in several executive posts, last serving as its Senior Vice President and General Manager of Global Business Intelligence, reporting directly to the company’s Chief Executive Officer.  Upon acquisition and privatization of VNU in 2006, and until his appointment as President of RemoteMDx, Mr. Hastings served as the interim President and CEO of Klever Marketing, Inc., a Utah-based retail marketing company.  Mr. Hastings possesses a BA from Cal State University, Fullerton CA (1985) and an MBA from Pepperdine University, Malibu CA (1987).

Mr. Rigby became Chief Financial Officer and Chief Operating Officer of the Company on June 19, 2008, replacing Michael G. Acton who served previously as Chief Financial Officer.  Mr. Rigby has worked for companies such as KPMG Peat Marwick/Arthur Andersen, Armstrong Electric, Gastronomy, Inc., Network Business Systems, Challenger Schools, Feature Films for Families, O’Currance Teleservices, and NWB Shoshone Economic Development Corp.  From June 2007 through June 2008, Mr. Rigby served as the Chief Financial Officer of Northwest Band of Shoshone Economic Development Corporation.  From July 2005 through June 2007, he served as the President of O’Currance Teleservices, Inc., and from July 2003 through July 2005, he was the Chief Financial Officer of O’Currance Teleservices, Inc.  Mr. Rigby received his BS in Accounting from the University of Utah and is a Certified Public Accountant, although his license is not current.

Ms. Suckel served as the VP/Solution and Client Principal, for The Nielsen Company/ACNielsen from 2000 through April 2008.  From November 2006 through April 2008, she consulted on a part-time basis to Klever Marketing, Inc. to focus on cost reduction strategies.   Ms. Suckel worked for Cogit.com and NCR/AT&T GIS/Teradata.  She received a BS in Business Administration, Marketing Option, from California State University, Fresno.

RELATED TRANSACTIONS

Our Board of Directors has adopted a policy that our business affairs will be conducted in all respects by standards applicable to publicly held corporations and that we will not enter into any future transactions and/or loans between us and our officers, directors and 5% stockholders unless the terms are no less favorable than could be obtained from independent, third parties and will be approved by a majority of our independent and disinterested directors. In our view, all of the transactions described below meet this standard.

The following discussion summarizes transactions between the Company and related parties during the fiscal year 2007 and in the period subsequent to September 30, 2007 through July 31, 2008.

As of September 30, 2007, the Company owed $239,763 to ADP Management, an entity owned and controlled by Mr. Derrick, the Company’s chief executive officer and chairman, and Mr. Dalton, a director of the Company and its former President, under a line-of-credit agreement.  Outstanding amounts on the line of credit accrue interest at 11% and are due on August 31, 2009.  During the year ended September 30, 2007, the line of credit increased by $698,524 due to a monthly management fee, including Mr. Derrick’s and Mr. Dalton’s salaries, owed to ADP Management and expenses incurred by ADP Management that are reimbursable by the Company. The Company made cash repayments during the year totaling $503,311. During the year ended September 30, 2007, the Company increased the line of credit from $500,000 to $5,000,000, including any guarantees made by ADP Management.  As a result, ADP Management was granted 500,000 restricted shares of the Company’s common stock and an increase in the annual interest rate from 5% to 11%.

On March 6, 2007, the Board of Directors granted 1,500,000 options for 120 days to each of Mr. Derrick and Mr. Dalton, with an exercise price of $1.30 per share.  These options were granted in connection with their assistance in providing the Company with additional capital.

As of June 30, 2008, the Company owed ADP Management $21,581 under the line of credit agreement. During the nine months ended June 30, 2008, the net decrease in borrowings under this line of credit was $218,182. The decrease of $218,182 consisted of cash repayments of $715,625 offset, in part, by $497,443 of monthly management fees owed to ADP Management, and expenses incurred by ADP Management that are reimbursable by the Company. Mr. Derrick’s salary is paid to ADP Management which in turn pays Mr. Derrick.

Director Independence

As of the date of this Report, the Company’s common stock traded on the OTC Bulletin Board (the “Bulletin Board”).  The Bulletin Board does not impose on the Company standards relating to director independence or the makeup of committees with independent directors, or provide definitions of independence.  Nevertheless, the Company has undertaken to appoint four individuals to its Board of Directors, Messrs. Schafran, McCall, Childers and Hanlon, who are independent under the NASDAQ Marketplace Rules and those standards applicable to companies trading on NASDAQ.

Specifically, none of Mr. Schafran, Mr. Hanlon, Mr. Childers or Mr. McCall:

•	has been at any time during the past three years employed by the Company or by any parent or subsidiary of the Company;
•
has accepted or has a family member who accepted any compensation from the Company in excess of $60,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than compensation for board or board committee service;

•	is a family member of an individual who is, or at any time during the past three years was, employed by the Company as an executive officer;
•
is, or has a Family Member who is, a partner in, or a controlling stockholder or an executive officer of, any organization to which the Company made, or from which the company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more:

•
is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Company serve on the compensation committee of such other entity; or

•
is, or has a family member who is, a current partner of the Company's outside auditor, or was a partner or employee of the Company's outside auditor who worked on the Company's audit at any time during any of the past three years.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors held nine meetings during the fiscal year ended September 30, 2007, and took action once by unanimous written consent.  There is no family relationship between or among any of the directors and executive officers of the Company.  All of our Directors attended at least 75% of these board meetings.

Audit Committee

The Company has an Audit Committee whose members are Mr. Schafran, Mr. McCall, and Mr. Hanlon. Larry Schafran is the financial expert serving on the Audit Committee within the meaning of that term under applicable rules promulgated by the Securities and Exchange Commission. All three members of the Committee are independent directors.  The primary purpose of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors.  The Audit Committee meets privately with our Chief Accounting Officer and with our independent registered public accounting firm and evaluates the responses by the Chief Accounting Officer both to the facts presented and to the judgments made by our independent registered public accounting firm.

On April 8, 2004, our Board adopted a Charter for the Audit Committee.  The Charter establishes the independence of our Audit Committee and sets forth the scope of the Audit Committee's duties.  The Purpose of the Audit Committee is to conduct continuing oversight of our financial affairs.  A copy of the Charter of the Audit Committee is enclosed with this Proxy Statement as Exhibit B and also can be found on the Company’s website at www.remotemdx.com.  The Audit Committee conducts an ongoing review of our financial reports and other financial information prior to their being filed with the Securities and Exchange Commission, or otherwise provided to the public.  The Audit Committee also reviews our systems, methods and procedures of internal controls in the areas of: financial reporting, audits, treasury operations, corporate finance, managerial, financial and SEC accounting, compliance with law, and ethical conduct.  The Audit Committee is objective, and reviews and assesses the work of our independent registered public accounting firm and our internal audit department.

The Audit Committee reviewed and discussed the matters required by SAS 61 and our audited financial statements for the fiscal year ended September 30, 2007 with management and our independent registered public accounting firm.  The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by Independence Standards Board No. 1, and the Audit Committee has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence.  The Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the fiscal year September 30, 2007 be included in our Annual Report on Form 10-KSB/A for the fiscal year ended September 30, 2007.

The Audit Committee held three meetings during the fiscal year ended September 30, 2007 and all members attended at least 75% of these meetings.

Governance and Nominating Committee

The Company has a Governance and Nominating Committee whose members are Mr. Childers, Mr. Schafran, and Mr. McCall.  Mr. Schafran is the chairman of this committee.  On April 8, 2004, the Board unanimously adopted a Charter with regard to the process to be used for identifying and evaluating nominees for director.   The Charter establishes the independence of our Governance and Nominating Committee and sets forth the scope of the Governance and Nominating Committee's duties.  A copy of the Governance and Nominating Committee’s Charter is enclosed with this Proxy Statement as Exhibit D and also can be found on the Company’s website at www.remotemdx.com.  The Governance and Nominating Committee held one meeting during the fiscal year ended September 30, 2007 and all of members attended that meeting.

Compensation Committee

The Company has a Compensation Committee whose members are Mr. McCall, Mr. Childers, and Mr. Schafran.  Mr. Childers is the chairman of this committee.  The Charter for the Compensation Committee is enclosed with this Proxy Statement as Exhibit C and also is available on the Company’s website at www.remotemdx.com.  The primary purpose of the Compensation Committee is to evaluate and review the compensation of executive officers.  The Compensation Committee held one meeting during the fiscal year ended September 30, 2007.  All of Compensation Committee members attended at least 75% of these meetings.

Code of Ethics

The Company has established a Code of Business Ethics that applies to its officers, directors and employees. The Code of Business Ethics contains general guidelines for conducting the business of the Company consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder.

DIRECTOR COMPENSATION

The following table summarizes the compensation of the non-employee directors of the Company for the fiscal year ended September 30, 2007.

Name (a)	Fees earned or paid in cash ($) (b)	Stock awards ($) (c)	Warrants awards ($) (d)	Non-equity incentive plan compensation ($) (e)	All other compensation ($) (f)	Total ($) (g)

Peter McCall	$60,000	0	$ 78,372	$0	$0	$138,372
Robert Childers	$60,000	0	$156,744	$0	$0	$216,744
Larry G. Schafran	$60,000	0	$ 0	$0	$0	$ 60,000
David P. Hanlon	$60,000	0	$ 0	$0	$0	$ 60,000

Non-employee directors are paid $5,000 per month and receive an annual grant of options to acquire 50,000 shares of common stock for each completed year of service on the board.  We also reimburse the reasonable travel expenses of members for their attendance at the meetings of the board and meetings of the stockholders.  During the year ended September 30, 2007, the independent members of the Board of Directors received an additional 50,000 options at fair market value.

In August 2007, the Company granted 500,000 warrants to non-employee members of the Board of Directors for services to be rendered in fiscal year 2008.  The value for the warrants granted of $967,081 was deferred and will be amortized over the 2008 fiscal year. These warrants were not included in the table above.

During fiscal year 2007, our two non-independent directors, Mr. Derrick and Mr. Dalton, received no additional compensation for their service as directors.

On July 14, 2008, the Compensation Committee authorized an annual director’s fee of $60,000 to each independent director and the grant of the following stock options to the independent directors of the Company at an exercise price of $1.22 per share:

Name of Director	Number of Options

David Hanlon	459,000
Peter McCall	459,000
Robert Childers	610,000
Larry Schafran	610,000

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and stockholders who beneficially own greater than 10% are required by regulation of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms furnished to it, and representations made by certain persons subject to this obligation that such filings were not required to be made, the Company is aware of the following untimely filings during the fiscal year ended September 30, 2007:

•	Mr. Derrick filed seven late Forms 4
•	Mr. Dalton filed five late Forms 4
•	Mr. McCall filed late Forms 3, 4, and 5
•	Mr. Childers filed late Forms 3 and 4
•	Mr. Hanlon filed a late Form 3
•	Mr. Schafran filed a late Form 3

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following is a discussion of the Company’s program for compensation of its named executive officers and directors. The Company’s Compensation Committee had responsibility for developing and maintaining an executive compensation policy that creates a direct relationship between pay levels and corporate performance and returns to stockholders. The Committee monitors the results of such policy to assure that the compensation payable to the Company’s executive officers provides overall competitive pay levels, creates proper incentives to enhance stockholder value, rewards superior performance, and is justified by the returns available to stockholders.

Compensation Program Objectives

The Company’s compensation program is designed to encompass several factors in determining the compensation of the Company’s named executive officers.  The following are the main objectives of the compensation program for the Company’s named executive officers:

•	Retain qualified officers.
•
Provide overall corporate direction for the officers and also to provide direction that is specific to the officer’s respective areas of authority.  The level of compensation amongst the officer group, in relation to one another, is also considered in order to maintain a high level of satisfaction within the leadership group. We consider the relationship that the officers maintain to be one of the most important elements of the leadership group.

•	Provide a performance incentive for the officers.

The Company’s compensation program is designed to reward the officers in the following areas:

•	Achievement of specific goals;
•	Professional education and development;
•	Creativity in the form of innovative ideas and analysis for new programs and projects;
•	New program implementation;
•	Attainment of company goals, budgets, and objectives;
•	Results oriented determination and organization;
•	Positive and supportive direction for company personnel; and
•	Community involvement.

As of the date of this Report, there were four principal elements of named executive officer compensation.  The Compensation Committee determines the portion of compensation allocated to each element for each individual named executive officer.  The discussions of compensation practices and policies are of historical practices and policies.  Our Compensation Committee is expected to continue these policies and practices, but will reevaluate the practices and policies as it considers advisable.  The elements of the compensation program include the following:

•	Base salary;
•	Performance bonus and commissions;
•	Stock options and stock awards
•	Employee benefits in the form of:
•      health and dental insurance;
•      life insurance;
•      paid parking and auto reimbursement; and
•      Other de minimis benefits.

Base salary

Base salary is intended to provide competitive compensation for job performance and to attract and retain qualified named executive officers.  The base salary level is determined by considering several factors inherent in the market place such as: the size of the company; the prevailing salary levels for the particular office or position; prevailing salary levels in a given geographic locale; and the qualifications and experience of the named executive officer.

Our Chief Executive Officer, Mr. Derrick, is paid a base salary of $240,000 per year.  The amount of the base salary was determined after negotiations between Mr. Derrick and the Company’s Compensation Committee.  Factors considered in determining the base salary included Mr. Derrick’s status as a founder of the Company; his experience and length of service with the Company; his experience in the industries in which the Company operates; educational and work background; and reviews of sample salaries at companies of comparable size and industry.  The Compensation Committee also considered the fact that Mr. Derrick has provided and facilitated credit agreements and other financing for the Company.  The salary payable to Mr. Derrick is paid by ADP Management out of amounts paid to ADP Management for consulting and other services.

Our President, Mr. Hastings, is paid a base annual salary of $325,000. The amount of the base salary was determined after negotiations between Mr. Hastings and the Company’s Compensation Committee.  Factors considered in determining Mr. Hastings’ base salary included his background in the industries in which the Company operates; his educational and work background, and reviews of sample salaries at companies of comparable size and industry.

Mr. Rigby, our Chief Operating Officer and Chief Financial Officer, is paid an annual salary of $160,000.  He also received a one-time grant of 100,000 options at an exercise price of $1.55 per share.  These options will vest at 25,000 every six months and will fully vest over a two year period.  Factors considered in determining Mr. Rigby’s salary and additional compensation included his background and experience as a certified public accountant; his experience working in the accounting industry with a national and international accounting firm; his background and experience with the other entities; his educational and work background, and reviews of sample salaries at companies of comparable size and industry.

Performance bonus and commissions

Bonuses are in large part based on Company performance.  The most important determining factors used to calculate the performance bonus for the Chief Executive Officer, President of the Company, President of SecureAlert, and Chief Financial Officer are based upon the terms outlined below. Policy decisions to waive or modify performance goals have not been a significant factor to date in that there have not been contractual changes made other than the normal renewal or updating of contracts or compensation as would be expected as part of an annual review.

Recent Developments

Effective July 1, 2008, the Compensation Committee approved the issuance of 3,000,000 shares of common stock to James J. Dalton as severance for his service as the President of the Company.  In addition, the Committee approved, in lieu of future cash compensation payable to David Derrick, an immediate grant to Mr. Derrick, effective July 1, 2008 of 1,000,000 shares of common stock.  The Company will continue to pay Mr. Derrick’s business related expenses during fiscal year 2008.

With regard to John Hastings, the Company’s new President, the Committee approved, effective June 26, 2008, the grant of 1,500,000 shares of common stock and options to purchase 1,500,000 shares of common stock at $1.55 per share based on the following vesting schedule:

•	250,000 common shares and 250,000 options vested immediately;
•
250,000 common shares and 250,000 options will vest upon the Company (including its subsidiaries, but excluding new acquisitions) achieving an annualized monitoring revenue run rate of $24,000,000 demonstrated over two fiscal quarters;

•
250,000 common shares and 250,000 options will vest upon the Company (including all majority-owned subsidiaries) achieving an annualized monitoring revenue run rate of $50,000,000, over of two fiscal quarters;

•
250,000 common shares and 250,000 options will vest upon the Company (including its subsidiaries) achieving an annualized monitoring revenue run rate of $100,000,000, demonstrated over two fiscal quarters;

•
250,000 common shares and 250,000 options will vest upon the Company (including its subsidiaries) achieving a break-even EBITDA (earnings before interest, taxes, depreciation and amortization) over two consecutive fiscal quarters.

•	250,000 common shares and 250,000 options will vest upon the Company achieving an annualized EBITDA of $25,000,000 over two consecutive fiscal quarters.

Stock options and stock awards

Stock ownership is provided to enable named executive officers and directors to participate in the success of the Company.  The direct or potential ownership of stock will also provide the incentive to expand the involvement of the named executive officer to include, and therefore be mindful of, the perspective of stockholders of the Company.  Stock options and stock awards were approved by the Board of Directors and the Compensation Committee and are based, in part, upon the placement of activated TrackerPAL devices in the market place.  As noted above, bonuses may be issued in the form of stock options.

On August 29, 2007, the Board of Directors approved the issuance of 1,000,000 options to each of Mr. Derrick and Mr. Dalton with an exercise price of $2.15 per share for services rendered during the 2008 fiscal year and valued at $3,868,324.  As of July 31, 2008, $3,223,603 of the $3,868,324 value of these options has been recognized and the remaining $644,721 will be recorded in future periods.

Employee benefits

Several of the employee benefits for the named executive officers are selected to provide security for the named executive officers.  Most notably, insurance coverage for health, life, and liability are intended to provide a level of protection that will enable the named executive officers to function without having the distraction of having to manage undue risk.  The health insurance also provides access to preventative medical care which will help the named executive officers function at a high energy level and manage job related stress, and contribute to the overall well being of the named executive officers, all of which contribute to enhance job performance in the opinion of the Compensation Committee.

Other de minimis benefits

Other employee benefits such as cell phones, parking, and auto usage reimbursements are directly related to job functions but may contain a personal use element which is considered to be a goodwill gesture that contributes to enhanced job performance.

As discussed above, the Board of Directors determines the portion of compensation allocated to each element for each individual named executive officer.  As a general rule, salary is competitively based while giving consideration to employee retention, qualifications, performance, and general market conditions.  Typically, stock options are based on the current market value of the option and how that will contribute to the overall compensation of the named executive officer.  Consideration is also given to the fact that the option has the potential for an appreciated future value.  As such, the future value may be the most significant factor of the option, but it is also more difficult to quantify as a benefit to the named executive officer.

Accordingly, in determining the compensation program for the Company, as well as setting the compensation for each named executive officer, the Board of Directors attempts to attract the interest of the named executive officer within in the constraints of a compensation package that is fair and equitable to all parties involved.

The following table summarizes the compensation paid to our named executive officers during the two years ended September 30, 2007:

SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards (e)	Option Grants (f)	Non-Equity Incentive Plan Compen-sation (g)	All Other Compen-sation (h)	Total ($) (i)

David Derrick – CEO (1)	2007	$240,000	$ 0	$ 0	$ 441,461	$0	$94,370	$ 775,831
	2006	$240,000	$ 0	$321,428	$1,016,198	$0	$65,689	$1,643,315

Michael Acton – CFO (2)	2007	$100,000	$25,000	$ 0	$ 0	$0	$18,313	$ 143,313
	2006	$100,000	$25,000	$ 30,000	$ 274,685	$0	$17,030	$ 446,715

Jim Dalton –	2007	$240,000	$ 0	$ 0	$ 441,461	$0	$12,130	$ 693,591
President (3)	2006	$240,000	$ 0	$321,428	$1,016,198	$0	$16,298	$1,593,924

Randy Olshen – President of	2007	$200,000	$ 0	$ 0	$ 0	$0	$14,353	$ 214,353
SecureAlert, Inc. (4)	2006	$149,000	$50,000	$ 0	$ 549,369	$0	$13,520	$ 761,889

G. Scott Horrocks –President
of Volu-Sol Reagents	2007	$200,000	$ 0	$ 0	$ 0	$0	$14,730	$ 214,730
Corporation (5)	2006	$125,000	$ 0	$ 0	$ 0	$0	$ 3,380	$ 128,380

________________
(1)
Column (h) includes additional compensation for health, dental, life, and vision insurance paid on Mr. Derrick’s behalf by the Company.  In addition, country club dues are also included.  Amounts shown do not include consideration and fees paid to ADP Management in connection with a line of credit agreement.

(2)	Mr. Acton was replaced by Mr. Rigby in June 2008. Column (h) includes additional compensation for health, dental, life, and vision insurance paid on Mr. Acton’s behalf by the Company.
(3)	Mr. Dalton ceased to serve as President in June 2008. Amounts shown do not include consideration and fees paid to ADP Management in connection with the credit line agreement.
(4)
Mr. Hastings replaced Mr. Olshen in June 2008 and now serves as President of SecureAlert, Inc., a subsidiary of the Company, in addition to his position of President of the Company.  Column (h) includes additional compensation for health, dental, and vision insurance paid on behalf of Mr. Olshen during the periods indicated.

(5)	Column (h) includes amounts paid for health, dental, and vision insurance.

OUTSTANDING EQUITY AWARDS AT FISCAL 2007 YEAR-END

Options and Warrants Awards						Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options and Warrants (#) Exercisable (b)	Number of Securities Underlying Unexercised Options and Warrants (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options and Warrants (#) (d)	Option and Warrants Exercise Price ($) (e)	Option and Warrants Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($) (j)
David Derrick	0	1,000,000	0	$2.15	8/28/2012	1,000,000	$620,000	1,000,000	$620,000
Michael Acton	350,000	250,000	250,000	$0.60 to $0.70	Various Dates	250,000	$542,500	250,000	$542,500
Jim Dalton	0	1,000,000	0	$2.15	8/28/2012	1,000,000	$620,000	1,000,000	$620,000
Randy Olshen	200,000	800,000	800,000	$0.60	05/17/11	800,000	1,736,000	800,000	1,736,000
___________________

Note: Market value is based on the fair market value of our common stock on September 30, 2007 of $2.77 per share.

Employment Agreements

We have no employment agreements with any executive officers at this time.  By agreement, however, the salary of Mr. Derrick is paid by ADP Management from the proceeds of a management fee paid by the Company to ADP Management.

Stock Option Grants for the Year Ended September 30, 2007

During the year ended September 30, 2007, the Company granted the following warrants to executive officers for the purchase of shares of our common stock at the prices indicated:

Name	Grant Date	Exp. Date	Exercise Price	# of Options	Status

David Derrick	3/6/2007	7/4/2007	$1.30	1,500,000	Exercised
James J. Dalton	3/6/2007	7/4/2007	$1.30	1,500,000	Exercised
David Derrick	8/29/2007	8/28/2012	$2.15	1,000,000	Unvested
James J. Dalton	8/29/2007	8/28/2012	$2.15	1,000,000	Unvested
Totals				5,000,000

The following table sets forth certain information, including the fiscal year-end value of unexercised stock options or stock purchase warrants held by the named executive officers, as of September 30, 2007.  We have not granted any stock appreciation rights (“SARs”).

Aggregated Option Exercises in Last Fiscal Year
And Fiscal Year-End Option Values
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at 9/30/2007 Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/SARs at 9/30/2007 ($) Exercisable/ Unexercisable (1)

David G. Derrick (2)	6,386,155	-	0/1,000,000	$0/$620,000
James J. Dalton (2)	6,386,155	-	0/1,000,000	$0/$620,000
Randy Olshen (3)	-	-	200,000/800,000	$434,000/$1,736,000
Michael G. Acton (4)	100,000	-	350,000/250,000	$749,500/$542,500
___________________

(1)	Value is based on the fair market value of our common stock on September 30, 2007, in the amount of $2.77 per share.
(2)
Mr. Derrick and Mr. Dalton each held 1,000,000 warrants with exercise prices of $2.15 per share.  None of the 1,000,000 warrants were vested at September 30, 2007.  During the year ended September 30, 2007, Mr. Derrick and Mr. Dalton each exercised 6,386,155 warrants with exercise prices ranging from $0.54 to $1.30 per share.  Warrants issued to ADP Management are included in both Mr. Derrick and Mr. Dalton’s options in the table above.

(3)	The exercise price of these options is $0.60 per share.
(4)	The exercise prices of these options range from $0.54 to $0.70 per share.

Stock Option Grants in Fiscal Year 2006

During fiscal year 2006, the Company granted 750,000 warrants to each of Mr. Derrick and Mr. Dalton, with exercise prices ranging from $0.56 to $0.60 per share.  All of these warrants are five-year warrants and expire in 2011. In addition, 1,250,000 options at $0.54 per share held by each of Messrs. Derrick and Dalton vested during the fiscal year ended September 30, 2006.

The following table sets forth certain information, including the fiscal year-end value of unexercised stock options and stock purchase warrants held by the named executive officers, as of September 30, 2006.  We have not granted any stock appreciation rights (“SARs”).

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at 9/30/2007 Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/SARs at 9/30/2007 ($) Exercisable/ Unexercisable (1)

David G. Derrick (2)	-	-	4,886,155/0	$6,954,925/$0
James J. Dalton (2)	-	-	4,886,155/0	$6,954,925/$0
Randy Olshen (3)	-	-	25,000/975,000	$34,570/$1,355,250
Bryan Dalton (4)	-	-	25,000/975,000	$34,570/$1,355,250
Michael G. Acton (5)	-	-	200,000/500,000	$274,000/$695,000
___________________

(1)
Value is based on the fair market value of our common stock on September 30, 2006 of $1.99 per share. Mr. Derrick and Mr. Dalton hold 3,250,000 options with exercise prices ranging from $0.54 to $0.60 per share. In addition, 1,636,155 options ranging from $0.54 to $0.75 per share issued to ADP Management are included in both Mr. Derrick and Mr. Dalton’s options in the table above. See “Certain Relationships and Related Transactions.”

(2)	The exercise price of these options is $0.60 per share.
(3)	The exercise price of these options is $0.60 per share.
(4)	The exercise prices of these options range from $0.54 to $0.70 per share.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

This section sets forth information known to us with respect to the beneficial ownership of our common stock as of July 31, 2008.  We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we include shares of common stock subject to options and warrants held by that person that are currently exercisable or will become exercisable within 60 days after July 31, 2008, while those shares are not included for purposes of computing percentage ownership of any other person.  Unless otherwise indicated, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

Security Ownership of Certain Beneficial Owners

The following table sets forth information for any person (including any “group”) who is known to us to be the beneficial owner of more than 5% of our common stock, other than the named executive officers or directors of the Company.

Title of Class	Name and Address of Beneficial Owner	Amount and nature of beneficial ownership	Percent of Class
Common	NORD/LB Norddeutsche Landesbank Girozentrale Zuleitung 4753 Friedrichswall 10 D-30151 Hanover, Germany	31,024,000	20.68%

Common	VATAS Holdings GmbH Friedrichstrasse 95 10117 Berlin, Germany	16,774,926 (1)	9.8%
___________________

(1)	Includes 10,774,926 shares of common stock, and 6,000,000 shares issuable upon exercise of warrants.

Security Ownership of Management

We have two classes of voting equity securities, the common stock and Series B Preferred Stock.  In addition, we have a class of nonvoting Series A preferred stock that is convertible into common stock.  The following table sets forth information as of July 31, 2008, regarding the voting securities beneficially owned by all directors and nominees named therein, each of the named executive officers, and directors and executive officers as a group.

Title of Class	Name of Beneficial Owner	Amount and nature of beneficial ownership	Percent of Class
Common	David G. Derrick (1)	9,149,997	6.10%
	James J. Dalton (2)	10,776,720	7.18%
	John L. Hastings, III (3)	500,000	*
	Blake T. Rigby	-	-
	Bernadette Suckel	-	-
	Peter McCall (4)	1,265,067	*
	Robert Childers (5)	1,688,157	*
	Larry Schafran (6)	957,500	*
	David Hanlon	712,369	*
	Officers and Directors as a Group (9 persons) (7)	20,681,527	13.79%
___________________

*Less than 1% ownership percentage.

(1)
Mr. Derrick is the Chief Executive Officer and Chairman of the Board of Directors.  Includes 3,779,714 shares of common stock owned of record by Mr. Derrick and 4,368,283 shares of common stock in the name of ADP Management, an entity controlled by Messrs. Derrick and Dalton.  In addition, 1,000,000 shares issuable upon exercise of warrants are included.

(2)
Mr. Dalton is a director and the former President of the Company.  Includes 5,408,437 shares of common stock owned of record by Mr. Dalton and 4,368,283 shares of common stock in the name of ADP Management, an entity controlled by Messrs. Derrick and Dalton.  In addition, 1,000,000 shares issuable upon exercise of warrants are included.

(3)	Mr. Hastings is the President of the Company. Includes 250,000 shares of common stock and 250,000 shares issuable upon exercise of warrants.
(4)
Mr. McCall is a director.  Includes 14,451 shares of common stock owned of record by Mr. McCall and 664,400 shares owned of record by McCall Capital Holdings, LLC.  In addition, 586,216 shares issuable upon exercise of warrants are included.

(5)
Mr. Childers is a director.  Includes (a) 343,143 shares of common stock owned of record by the Robert E. Childers Living Trust and 546,647 shares owned of record by Mr. Childers.  In addition, 798,367 shares issuable upon exercise of warrants are included.

(6)	Mr. Schafran is a director. Includes 106,100 shares of common stock owned of record by Mr. Schafran. In addition, 851,400 shares issuable upon exercise of warrants are included.
(7)	Mr. Hanlon is a director. Includes 111,702 shares of common stock owned of record by Mr. Hanlon. In addition, 600,667 shares issuable upon exercise of warrants are included.
(8)	Duplicate entries eliminated.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information as of September 30, 2007, our most recently completed fiscal year, with respect to compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance, aggregated as follows:

•	All compensation plans previously approved by security holders; and
•	All compensation plans not previously approved by security holders.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	10,000,000	$1.35	9,855,000

The 2006 RemoteMDx, Inc. Stock Incentive Plan

On July 10, 2006, the Board of Directors approved the 2006 RemoteMDx, Inc Stock Incentive Plan (“2006 Plan”). The stockholders approved the 2006 Plan on July 10, 2006. Under the 2006 Plan, the Company may issue stock options, stock appreciation rights, restricted stock awards and other incentives to our employees, officers and directors. The 2006 Plan provides for the award of incentive stock options to our key employees and directors and the award of nonqualified stock options, stock appreciation rights, bonus rights, and other incentive grants to employees and certain non-employees who have important relationships with us or our subsidiaries. A total of 10,000,000 shares are authorized for issuance pursuant to awards granted under the 2006 Plan.  During the year ended September 30, 2007, 145,000 options were granted under this plan to employees.

PROPOSAL NO. 2
APPROVAL OF AN AMENDMENT TO THE ARTICLES OF
INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO
“SECUREALERT, INC.”

Our stockholders are being asked to approve an amendment to the Company’s Articles of Incorporation to change the name of the Company to SecureAlert, Inc.

The affirmative vote of a majority of the votes cast at the meeting on this matter is required to approve the name change.

The Board of Directors recommends a vote FOR the amendment to the Articles of Incorporation to change the name of the Company to SecureAlert, Inc.

Voting Rights with Respect to the Change of Name

The Board is of the opinion that the amendment to the Articles of Incorporation to change the name of the Company is advisable and in the Company’s best interests and recommends a vote "FOR" the approval of this proposal. The form of Certificate of Amendment to the Articles of Incorporation is attached hereto as Exhibit “A”.  The affirmative vote of a majority of the votes cast at the meeting on this matter is required for the approval of the amendment to the Articles of Incorporation to change the name of the Company.  For purposes of the vote to amend the Articles of Incorporation to change the name of the Company, abstentions and broker non-votes will not be treated as a vote cast at the meeting and will not have the effect as a vote against this proposal. All proxies will be voted to approve the amendment to the Articles of Incorporation unless a contrary vote is indicated on the enclosed proxy card.

The proposed change of name has been recommended by the Board to more accurately represent the business of the Company.

General

The Company’s primary business activity is the manufacture and distribution of monitoring devices and the provision of monitoring services, primarily to the law enforcement industry.  The name of the Company reflects a broader business purpose.  The Board of Directors believes that this name change will facilitate the successful branding of the Company’s business activities, the majority of which are currently conducted under the SecureAlert name through the Company’s subsidiary corporation.  Following the filing of the Articles of Amendment to effect the change of name, the OTCBB will assign the Company a new trading symbol.

PROPOSAL NO. 3

AUTHORIZE OUR BOARD OF DIRECTORS TO EFFECT A REVERSE STOCK SPLIT
OF OUR COMMON STOCK WHEREBY EACH OUTSTANDING
FIVE (5) SHARES OF COMMON STOCK
WOULD BE COMBINED INTO AND BECOME
ONE (1) SHARE OF COMMON STOCK

The affirmative vote of a majority of the votes cast on this matter is required to approve the reverse split of the Company’s common stock.

The Board of Directors recommends a vote FOR the reverse stock split in a ratio of one share for each five shares outstanding.

UNLESS OTHERWISE INDICATED OR THE CONTEXT REQUIRES, ALL SHARE NUMBERS IN THIS PROXY STATEMENT DO NOT GIVE EFFECT TO THE REVERSE STOCK SPLIT

Background

The Company’s common stock is presently traded in the over-the-counter market on the OTC Bulletin Board.  The Board of Directors has authorized the proposed reverse stock split as a step toward applying for listing with the Nasdaq Stock Market, which requires a minimum stock price of $4 per share for initial listing qualification.  There can be no assurance that the Company’s application to Nasdaq will be accepted or that the Company will meet all of the listing requirements.  The Board believes that the listing of the common stock on the Nasdaq Stock Market is in the best interests of the Company and its stockholders.

The Board believes that a reverse stock split will not adversely affect the relative rights and preferences of the holders of issued and outstanding shares of the common stock. The Board believes that, in light of the foregoing, it is in the best interests of the Company and its stockholders to effect a reverse stock split with respect to the common stock at a ratio of 1-for-5.

General

The Board of Directors has adopted, by unanimous vote, a resolution approving, subject to approval by our stockholders, a reverse stock split of our common stock. If approved, each outstanding five shares of common stock would be combined into and become one share of common stock.  The number of authorized shares of our common stock would not be changed or adjusted as a result of the reverse split.  The conversion rights and the exercise rights granted under our preferred stock and under options or warrants for the purchase of our common stock will be adjusted to reflect the effects of the reverse split. As of August 29, 2008, we had 151,036,749 shares of common stock issued and outstanding. Based on the number of shares of our common stock currently issued and outstanding, immediately following the completion of the reverse stock split, we would have approximately 30,208,000 shares of common stock issued and outstanding.

The actual timing for implementation of the reverse split will be determined by our Board of Directors. We currently anticipate that if the reverse split is approved by stockholders at the Annual Meeting, it would be implemented as soon as practicable thereafter.

Approval of the reverse stock split requires the affirmative vote of at least a majority of the votes cast on this matter at the meeting. If at any time prior to the effective date of the reverse split, the Board of Directors, in its sole discretion, determines that the reverse stock split is no longer in the best interests of our stockholders, the reverse split may be abandoned at any time before, during or after the Annual Meeting and prior to its effectiveness, without further action by our stockholders.  For purposes of the vote to effect the reverse split, abstentions and broker non-votes will not be treated as a vote cast at the meeting and will not have the effect of a vote cast against this proposal.

Purposes

The primary purpose for effecting the reverse split is to increase the per share trading price of our common stock so as to:

•	Gain acceptance of the Company’s common stock for listing on the Nasdaq Stock Market;

•
Bring the share price of our common stock, along with the number of shares of our common stock outstanding, to a range more appropriate for a Nasdaq Stock Market company and more in line with other companies with comparable market capitalization;

•	Broaden the pool of investors that are interested in investing in the Company by attracting new investors who would prefer not to invest in shares that trade at low share prices;

•	Make our common stock a more attractive investment to institutional investors;

•	Reduce the relatively high transaction costs and commissions incurred by our stockholders due to our currently low per share trading price and high number of shares outstanding; and

•	Illustrate more effectively the impact of our operational efforts and cost reductions by enhancing the visibility of any changes to our reported earnings per share.

Factors Considered by Our Board of Directors

The Board believes that the listing of the common stock on the Nasdaq Stock Market is in the best interests of the Company and its stockholders.  The Board also considered that as a matter of policy, many institutional investors are prohibited from purchasing stocks below certain minimum price levels. For the same reason, brokers often discourage their customers from purchasing such stocks. The Board believes that, to the extent that the price per share of our common stock remains at a higher per share price as a result of the reverse stock split, some of these concerns may be ameliorated.

The Board also considered that the structure of trading commissions, which are often set at a fixed price, tend to have an adverse impact on holders of lower-priced securities because the brokerage commissions on a sale of lower-priced securities generally represent a higher percentage of the sales prices than the commissions on relatively higher-priced issues, which may discourage trading in such lower-priced securities. A reverse stock split could result in a price level for our common stock that may reduce the adverse effect trading commissions have on our stockholders. Moreover, a reverse stock split would reduce the actual transaction costs imposed on those investors who pay commissions on trades of our common stock based on the number of shares actually traded.

In addition, the Board believes that the total number of shares of our common stock currently outstanding is disproportionately large relative to our present market capitalization and that a reverse stock split would bring the number of outstanding shares to a level more in line with other healthcare companies with comparable capitalizations. Moreover, the Board considered that when the number of outstanding shares of common stock is unreasonably large in relation to a company’s earnings, a significant positive change in net earnings is required to create a noticeable improvement, in absolute terms, in such company’s reported earnings per share levels. If we were to effect a reverse stock split and decrease the number of shares outstanding, our investors could more easily understand the impact on earnings per share attributable to the operational efforts of our management.

In evaluating whether or not to authorize the reverse split, in addition to the considerations described above, the Board of Directors also took into account various negative factors associated with a reverse stock split. These factors include: the negative perception of reverse stock splits held by some investors, analysts and other stock market participants; the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels; the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and the costs associated with implementing a reverse stock split. Also, other factors such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the price of our common stock would be maintained at the per share price in effect immediately following the effective time of the reverse stock split.

Stockholders should recognize that if a reverse split is effected, they will own a fewer number of shares than they currently own (a number equal to the number of shares owned immediately prior to the reverse stock split divided by five). While we expect that the reverse split will result in an increase in the per share price of our common stock, the reverse stock split may not increase the per share price of our common stock in proportion to the reduction in the number of shares of our common stock outstanding or result in a permanent increase in the per share price (which depends on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding).

If a reverse stock split is effected and the per share price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split. In addition, the reverse split will likely increase the number of stockholders who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Accordingly, a reverse stock split may not achieve the desired results that have been outlined above.

The Board of Directors considered all of the foregoing factors, and determined that the reverse stock split is in the best interest of the Company and its stockholders. As noted above, even if stockholders approve the reverse stock split, the Board of Directors reserves the right not to effect the reverse stock split if the Board does not deem it to be in the best interests of the Company or its stockholders.

Principal Effects

General

Our common stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of our common stock under the Exchange Act.

Number of Shares of Common Stock and Corporate Matters

If approved and implemented, the reverse split would have the following effects on the number of shares of common stock:

•	each five shares of our common stock owned by a stockholder immediately prior to the reverse split would become one share of common stock after the reverse split;

•	the number of shares of our common stock issued and outstanding would be reduced from approximately 150 million shares to approximately 30 million shares;

•
all outstanding but unexercised options and warrants entitling the holders thereof to purchase shares of our common stock will enable such holders to purchase, upon exercise of their options, one-fifth of the number of shares of our common stock that such holders would have been able to purchase upon exercise of their options immediately preceding the reverse stock split, at an exercise price equal to five times the exercise price specified before the reverse stock split, resulting in approximately the same aggregate exercise price being required to be paid upon exercise thereof immediately preceding the reverse stock split; and

•
the number of shares of our common stock reserved for issuance (including the maximum number of shares that may be subject to options) under our stock option plans will be reduced to one-fifth of the number of shares currently included in such plans.

After effecting the reverse split, we would have 175,000,000 total authorized shares of common stock, approximately 30,208,000 of which would be issued and outstanding, and approximately 144,792,000 of which would be authorized but unissued.  A portion of the authorized but unissued shares would be reserved for issuance pursuant to, or in connection with, (i) our stock option plan, (ii) the conversion of the Series B Preferred Stock, and (iii) the exercise of outstanding warrants and options. The authorized and unissued and unreserved shares would be available from time to time for corporate purposes including raising additional capital by means of sales of stock or securities convertible into common stock, acquisitions of companies or assets, or other strategic transactions. We currently have no plan, arrangement or agreement to issue shares of our common stock for any purpose, except as described above. If we issue additional shares, the ownership interests of holders of our common stock may be diluted.

The reverse split will affect all of our common stockholders uniformly and will not change the proportionate equity interests of our common stockholders, nor will the respective voting rights and other rights of stockholders be altered.

Effect on Preferred Stock

We have 19 shares of Series A preferred stock outstanding, held by one stockholder, convertible into a minimum of approximately 7,178 shares of common stock, as well as 10,999 shares of Series B Preferred Stock outstanding held by six stockholders, that at present are convertible into approximately 113,783 shares of common stock.  Pursuant to the Certificates of Designation governing the Series A and the Series B Preferred Stock, the reverse stock split will cause a reduction in the number of shares of common stock issuable upon conversion of either series of preferred stock in proportion with the one share for five ratio.  Accordingly, the number of shares of preferred stock authorized to be issued under our Articles of Incorporation would remain unchanged, as would the number of issued and outstanding shares of our Series A and Series B Preferred Stock, but the number of shares into which the Series A and Series B Preferred Stock are convertible would be one-fifth of the number of shares issuable upon conversion prior to the effective date of the reverse split.

Effect on Common Stock Warrants and Options

We have warrants outstanding for the purchase of approximately 21,140,451 shares of our common stock. We issued these warrants in connection with financing arrangements and in connection with services provided by certain employees and outside advisors. Pursuant to the applicable warrant agreements, upon effectiveness of the reverse stock split, the holders of the warrants, upon exercise of the warrants, will be entitled to purchase one-fifth of the number of shares of our common stock that such holder would have been able to purchase upon exercise of the warrants immediately preceding the reverse stock split, at an exercise price equal to five times the exercise price in effect immediately before the reverse stock split. As such, upon effectiveness of the reverse stock split, the aggregate number of shares of common stock issuable upon exercise of the warrants would decrease to approximately 4,170,000 shares.

Fractional Shares

The number of shares of our common stock issued and outstanding would be reduced following the effective time of the reverse stock split.  Stockholders should recognize that if a reverse stock split is effected, they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the effective time divided by five, reflecting the five for one exchange ratio).  Fractional shares which would otherwise be held by the stockholders of our common stock after the reverse split will be rounded up to the next whole share. The number of stockholders of record would not be affected by the reverse stock split.

If approved and implemented, the reverse stock split could result in some stockholders owning "odd-lots" of less than 100 Common Stock on a post-consolidation basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell than shares in "even-lots" of even multiples of 100 shares.

Accounting Matters

The reverse stock split will not affect total stockholders’ equity on our balance sheet. However, because the par value of our common stock will remain unchanged, the components that make up total stockholders’ equity will change by offsetting amounts. As a result of the reverse stock split, the stated capital component attributable to our common stock will be reduced to an amount equal to one-fifth of its present amount, and the additional paid-in capital component will be increased by the amount by which the stated capital is reduced. The net book value per share of our common stock will be increased as a result of the reverse stock split because there will be fewer shares of our common stock outstanding. Prior periods’ per share amounts will be restated to reflect the reverse stock split.

Procedure for Effecting the Reverse Split

If our stockholders approve the reverse split and the Board of Directors determines that a reverse stock split, at a ratio of 1-to-5, continues to be in the best interests of the Company and its stockholders, the Board will effect the reverse split by filing with the Utah Division of Corporations and Commercial Code Articles of Amendment to its Articles of Incorporation, substantially in the form of the Articles of Amendment attached hereto as Exhibit “A.” Except as described above under “Fractional Shares,” at the effective time, each five shares of common stock issued and outstanding immediately prior to the effective time will, automatically and without any further action on the part of our stockholders, be combined into and become one share of common stock, subject to the treatment for fractional shares described above, each certificate which, immediately prior to the effective time represented pre-reverse stock split shares, will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares.

Our transfer agent, American Stock Transfer & Trust, will act as exchange agent for purposes of implementing the exchange of stock certificates, and is referred to as the “exchange agent.” As soon as practicable after the effective time, a letter of transmittal will be sent to stockholders of record as of the effective time for purposes of surrendering to the exchange agent certificates representing pre-reverse stock split shares in exchange for certificates representing post-reverse stock split shares in accordance with the procedures set forth in the letter of transmittal. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificates, together with the properly completed and executed letter of transmittal, to the exchange agent. From and after the effective time, any certificates formerly representing pre-reverse stock split shares which are submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will be exchanged for certificates representing post-reverse stock split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO.

Even if the stockholders approve the reverse split, we reserve the right not to effect the reverse stock split if in the opinion of the Board of Directors it would not be in the best interests of the Company and its stockholders.

No Appraisal Rights

Under the Utah General Corporation Law, stockholders will not be entitled to exercise appraisal rights in connection with the reverse split, and the Company will not independently provide stockholders with any such right.

Certain United States Federal Income Tax Consequences

In accordance with 31 C.F.R. § 10.35(B) (5), the discussion of the tax aspects provided herein has not been prepared, and may not be relied upon by any person, for protection against any federal tax penalty.  The tax discussion herein is written to support the reverse split and stockholders should seek advice based on their respective personal circumstances from an independent tax advisor.

The following is a summary of certain United States federal income tax consequences of the reverse stock split generally applicable to beneficial holders of shares of our common stock. This summary addresses only such stockholders who hold their pre-reverse stock split shares as capital assets and will hold the post-reverse stock split shares as capital assets. This discussion does not address all United States federal income tax considerations that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, and foreign stockholders. The following summary is based upon the provisions of the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each stockholder should consult its tax advisor as to the particular facts and circumstances which may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the reverse stock split. The Company has not and will not seek a ruling from the Internal Revenue Service regarding the United States federal income tax consequences of the reverse split. Therefore, the income tax consequences discussed below are not binding on the Internal Revenue Service and there can be no assurance that such income tax consequences, if challenged, would be sustained.

Subject to the foregoing, the United States federal income tax consequences of the reverse split may be summarized as follows:

•
The reverse stock split would qualify as a tax-free recapitalization under the Internal Revenue Code. Accordingly, a stockholder will not recognize any gain or loss for United States federal income tax purposes as a result of the receipt of the post-reverse stock split common stock pursuant to the reverse stock split.

•
The shares of post-reverse stock split common stock in the hands of a stockholder will have an aggregate basis for computing gain or loss on a subsequent disposition equal to the aggregate basis of the shares of pre-reverse split common stock held by the stockholder immediately prior to the reverse stock split.

•	A stockholder’s holding period for the post-reverse stock split common stock will include the holding period of the pre-reverse split common stock exchanged.

•	Stockholders should not recognize any gain or loss for United States federal income tax purposes as a result of the reverse stock split.

PROPOSAL NO. 4
RATIFICATION OF THE SELECTION OF HANSEN BARNETT & MAXWELL LLP
AS THE COMPANY'S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING
SEPTEMBER 30, 2008

The Board of Directors has selected Hansen Barnett & Maxwell LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2008.  Although not required by law or otherwise, the selection is being submitted to the Stockholders of the Company for their approval.  The Board of Directors wishes to obtain from the Stockholders a ratification of their action in appointing their existing independent registered public accounting firm, Hansen Barnett & Maxwell LLP for the fiscal year ending September 30, 2008.  Such ratification requires the affirmative vote of a majority of the votes cast on this matter at the meeting.

In the event the appointment of Hansen Barnett & Maxwell LLP as the Company’s independent registered public accounting firm is not ratified by the stockholders, the adverse vote will be considered as a direction to the Board of Directors to select another independent registered public accounting firm.  A representative of Hansen Barnett & Maxwell LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires and to respond to appropriate questions.

The Board of Directors unanimously recommends a vote FOR the ratification of Hansen Barnett & Maxwell LLP as the Company’s independent registered public accounting firm for fiscal year ending September 30, 2008.

Audit Fees

Audit services consist of the audit of the annual consolidated financial statements of the Company, and other services related to filings and registration statements filed by the Company and its subsidiaries and other pertinent matters.  Audit fees paid to Hansen Barnett & Maxwell for fiscal years 2007 and 2006 totaled approximately $98,000 and $94,000, respectively.

Tax Fees, Audit Related Fees, and All Other Fees

Hansen Barnett & Maxwell has not provided any consulting services (including tax consulting and compliance services or any financial information systems design and implementation services to the Company in fiscal years 2007 and 2006.

The Audit Committee of the Board of Directors considered and authorized all services provided by Hansen Barnett & Maxwell.

AUDITOR INDEPENDENCE

Our Audit Committee considered that the work done for us in fiscal 2007 by Hansen Barnett & Maxwell was compatible with maintaining Hansen Barnett & Maxwell's independence.

CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are not historical facts, including statements about our beliefs or expectations, are forward-looking statements, and are contained throughout this Proxy Statement, and the documents referred to herein. Forward-looking statements are identified by words such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “plan,” “project,” “will,” “may” and variations of such words and similar expressions. In addition, any statements that refer to expectations, projections, plans, objectives, goals, strategies or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements speak only as of the date stated and we do not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these expectations may not prove to be correct or we may not achieve the financial results, savings or other benefits anticipated in the forward-looking statements. These forward-looking statements are necessarily estimates reflecting the best judgment of our senior management and involve a number of risks and uncertainties, some of which may be beyond our control that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that could cause actual results or conditions to differ from those anticipated by these and other forward-looking statements are described more fully in the section entitled “Risk Factors” in our annual report on Form 10-KSB/A for the year ended September 30, 2007 and in our reports we have filed with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act. Our business, financial condition or results of operations could also be adversely affected by other factors besides those listed here. However, these are the risks our management currently believes are material.

You should carefully consider the information in this Proxy Statement and in reports we have filed with the SEC before you decide to vote to approve the Proposed Amendment. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this cautionary statement.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act under which we file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any materials we have filed at the SEC at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public from the SEC’s internet website at http://www.sec.gov.

You may request a copy of any of our filings with the SEC at no cost, by writing, e-mailing, or telephoning us at the following address, e-mail address or phone number:

RemoteMDx, Inc.
150 West Civic Center Drive, Suite 400
Salt Lake City, Utah 84070
ir@securealert.com
(866) 451-6141

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN SUCH JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE ANNUAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED SEPTEMBER 11, 2008. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting.  However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

FUTURE PROPOSALS OF STOCKHOLDERS

The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the 2009 Annual Meeting of Stockholders is July 15, 2009.

BY ORDER OF THE BOARD OF DIRECTORS

DAVID G. DERRICK,
CHIEF EXECUTIVE OFFICER and CHAIRMAN OF THE BOARD

September 11, 2008
SALT LAKE CITY, UTAH

EXHIBIT “A”

[Form of Certificate of Amendment
To the Articles of Incorporation]

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION OF
REMOTEMDX, INC.,
(to be known as SecureAlert, Inc.)
a Utah corporation

Pursuant to and in accordance with the provisions of the Utah Revised Business Corporation Act, as amended, the undersigned, RemoteMDx, Inc. (the “Corporation”) hereby declares and certifies the following Articles of Amendment to its Articles of Incorporation.

1.	The name of the Corporation is RemoteMDx, Inc.

2.	The text of the amendments to the Articles of Incorporation of the Corporation adopted is as follows:

ARTICLE I

CORPORATE NAME

The name of the Corporation is SecureAlert, Inc.

In addition, following the final paragraph of ARTICLE III – CAPITAL STOCK of the Articles of Incorporation, the following text is inserted:

“Upon the filing of these Articles of Amendment to the Articles of Incorporation, each share of Common Stock of the Corporation issued and outstanding immediately prior to these Articles of Amendment to the Articles of Incorporation, without further action, will be automatically split and converted into one-fifth (1/5) of one (1) share of fully paid and nonassessable shares of Common Stock of the Corporation (the “Reverse Stock Split”).  No fractional shares shall be issued upon the Reverse Stock Split, and the number of shares of Common Stock resulting from the Reverse Stock Split shall be rounded up to the nearest whole number.  Each outstanding stock certificate of the Corporation, which prior to the filing of these Articles of Amendment to the Articles of Incorporation represented one or more shares of Common Stock, shall immediately after such filing represent that number of shares of Common Stock equal to the product of (x) the number of shares of Common Stock represented on such certificates divided by (y) five (5) (such adjusted shares, the “Reclassified Shares”), with any resulting fractional shares rounded up to the nearest whole share as set forth above.  Any options, warrants or other purchase rights, which prior to the filing of these Articles of Amendment to the Articles of Incorporation represented the right to acquire one or more shares of the Corporation’s Common Stock, shall immediately after such filing represent the right to acquire one-fifth (1/5) of one (1) share of the Corporation’s Common Stock for each share of the Corporation’s Common Stock that such option, warrant or other purchase right previously represented the right to acquire.  The number of authorized shares will not be affected by these Articles of Amendment.

The Corporation shall, upon the request of each record holder of a certificate representing shares of Common Stock issued and outstanding immediately prior to the filing of these Articles of Amendment to the Articles of Incorporation, issue and deliver to such holder in exchange for such certificate a new certificate or certificates representing the Reclassified Shares.

All numbers of shares, and all amounts stated on a per share basis, contained in these Articles of Amendment to the Articles of Incorporation, are stated after giving effect to the foregoing provisions of this section, and no further adjustments shall be made as a consequence thereof.”

3.
The amendments specified above were adopted as of August 4, 2008 by Unanimous Written Consent of the Board of Directors of the Corporation, and in accordance with the requirements of the Act and the Bylaws of the Corporation.  In addition, as of ___________, 2008, such amendments specified above were approved by vote of a majority of the votes cast on such matters as follows:

DESIGNATION OF STOCK	NO. OF OUTSTANDING SHARES	NO. OF VOTES CAST	VOTES CAST FOR AMENDMENT	VOTES CAST AGAINST AMENDMENT OR ABSTAINING

Such votes cast were sufficient for approval of the Amendments.

IN WITNESS WHEREOF, these Articles of Amendment to the Articles of Incorporation of the Corporation are executed as of the ____ day of __________________, 2008.

RemoteMDx, Inc.,
a Utah corporation

By: _________________________________________
Name: David G. Derrick
Title: Chief Executive Officer

ANNUAL MEETING OF SHAREHOLDERS OF

REMOTEMDX, INC.

October 28, 2008

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 THROUGH 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

NOMINEES:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

○ David G. Derrick
○ James J. Dalton
○ Robert Childers
○ David P. Hanlon
○ Peter McCall
○ Larry G. Schafran

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE THE NAME OF THE COMPANY TO SECUREALERT, INC.	☐	☐	☐
3. APPROVAL OF A FIVE-TO-ONE REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING COMMON STOCK OF THE COMPANY.	☐	☐	☐
4. PROPOSAL TO RATIFY THE APPOINTMENT OF HANSEN BARNETT & MAXWELL LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL YEAR ENDING SEPTEMBER 30, 2008.	☐	☐	☐
5. APPROVAL TO TRANSACT ANY OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.	☐	☐	☐

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

REMOTEMDX, INC.

150 West Civic Center Drive, Suite 400

Sandy, UT 84070
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David G. Derrick and Blake T. Rigby as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock, or voting Common Stock equivalents, of RemoteMDx, Inc. held of record by the undersigned on August 29, 2008, at the Annual Meeting of Stockholders to be held at the Company's headquarters located at 150 West Civic Center Drive, Suite 400, Sandy, UT 84070 on October 28, 2008, or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

REMOTEMDX, INC.

October 28, 2008

PROXY VOTING INSTRUCTIONS

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries and follow the instructions. Have your proxy card available when you call.

- OR -

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

- OR -

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time October 27, 2008.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20630303030000000000 8 102808

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 THROUGH 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ David G. Derrick
- ○ James J. Dalton
- ○ Robert Childers
- ○ David P. Hanlon
- ○ Peter McCall
- ○ Larry G. Schafran

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE THE NAME OF THE COMPANY TO SECUREALERT, INC.	☐	☐	☐
3. APPROVAL OF A FIVE-TO-ONE REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING COMMON STOCK OF THE COMPANY.	☐	☐	☐
4. PROPOSAL TO RATIFY THE APPOINTMENT OF HANSEN BARNETT & MAXWELL LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL YEAR ENDING SEPTEMBER 30, 2008.	☐	☐	☐
5. APPROVAL TO TRANSACT ANY OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

EXHIBIT “B”

REMOTEMDX, INC.

AUDIT COMMITTEE CHARTER

Subject to annual appointment by the Board of Directors (the "Board") of RemoteMDx, Inc. (the "Company"), the Audit Committee (the "Committee") shall have the responsibility, authority and specific duties as described below.

RESPONSIBILITY

The Audit Committee is a committee of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the stockholders and others, the systems of internal controls which management and the Board of Directors have established, and the audit process. In addition, the Committee provides an open avenue of communication between the independent accountants, financial management and the Board.

COMPOSITION

The Committee's composition will meet the listing requirements of the American Stock Exchange, Section 10A(m)(3) of the Exchange Act, and the rules and regulations of the Securities and Exchange Commission.  At least one (1) member of the Audit Committee shall be.  Audit Committee members shall not simultaneously serve on the audit committees of more than two (2) other public companies. The Committee shall be comprised of at least three Board members who are independent directors. Each member of the Committee shall be able to read and understand fundamental financial statements. In addition, at least one member of the Audit Committee will have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which is reflective of a greater level of expertise in finance or accounting to meet the requirements of a “financial expert” as defined by the Commission. The members of the Committee shall be appointed annually at the organizational meeting of the Board. The Committee may select one of its members to serve as Committee Chairman.

AUTHORITY

Subject to the approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting, reporting and controls of the Company and all employees shall be directed to cooperate with respect thereto as requested by members of the Committee. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibility. Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor of the Company. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor and the resolution of any disagreements between management and the independent auditor regarding financial reporting.  The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services, as well as the fees and terms of such services, to be performed for the Company by the independent auditor, subject to the de minimus exceptions for certain non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.

1

The Audit Committee may form and delegate authority to subcommittees consisting of one (1) or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regular or special meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors and to compensate them as it may determine.  The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor and to any advisors employed by the Audit Committee for services provided to the Company or the committee.

The Audit Committee shall make regular reports to the Board.  The Audit Committee shall review and evaluate the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.  The Audit Committee shall annually review the committee’s own performance in light of this Charter.

In carrying out its responsibilities, the Audit Committee shall maintain flexible policies and procedures in order to best react to changing conditions and to ensure the Board and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all applicable requirements and are of the highest quality.

MEETINGS

The Audit Committee is to meet at least four times each year and as many additional times as the Committee deems necessary. The Committee is to meet alone with the Company's independent accountants and with appropriate Company financial and accounting personnel at least once each year.

ATTENDANCE

Members of the Audit Committee will strive to be present at all meetings, whether in person or by conference telephone or other communications equipment by means of which all persons participating in the meeting can hear one another. As necessary or desirable, the Chairman may request that members of management, representatives of the Company's independent accountants and appropriate Company financial and accounting personnel be present at meetings of the Committee.

SPECIAL DUTIES

The duties of the Audit Committee include the duty to:

1.           Select the independent public accountants engaged to audit the accounts of the Company and review with the Company's management, appropriate Company financial and accounting personnel and the Company's independent accountants the Company's general policies and procedures to reasonably assure the adequacy of internal accounting, administrative and financial reporting controls.  This would encompass, amongst other areas, controls over revenue recognition, client funds, media payments, currency exposure and information systems and their security. Annually obtain in writing from the independent accountants their opinion as to the adequacy of such controls.

2

2.           Have familiarity with the accounting and reporting principles and practices applied by the Company in preparing its financial statements.

3.           Discuss with appropriate Company financial and accounting personnel the scope and plans for audits.

4.           Review prior to the annual audit, the scope and general extent of the independent accountant's audit examination and the audit procedures to be employed. The auditor's fees are to be approved by the Committee, arranged with Management and annually summarized for Committee review. The Committee's review should entail an understanding from the independent accountants of the factors considered by the accountants in determining the audit scope, including:

•	Industry and business risk characteristics of the Company;

•	External reporting requirements;

•	Materiality of the various segments of the Company's activities; and Quality of internal accounting controls.

5.           Review and approve the extent of nonaudit services provided by the independent accountants in relation to the objectivity needed in the audit.

6.           Review with management, appropriate Company financial and accounting personnel and the Company's independent accountants at the completion of the annual examination the following:

•	Annual report of the Company, including the financial statements and related footnotes;

•	Results of the audit of the financial statements and the related report thereon and a report on changes during the year in accounting principles and their application;

•
Significant changes in the audit plan and any serious disputes or difficulties with management encountered during the audit, including significant adjustments proposed by the independent accountants; and

•	Other communications as required by generally accepted auditing standards.

7.           Evaluate the cooperation received by the independent accountants during their audit examination, including their access to all requested records, data and information. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Inquire of the independent accountant whether there have been any disagreements with management, which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

8.           Meet with management, appropriate Company financial and accounting personnel and the Company's independent accountants to discuss any relevant recommendations, which the independent accountants may have, including those in their "letter of comments and recommendations." Topics to be considered during this discussion may include improving internal financial controls, the selection of accounting principles and management reporting systems. Review responses of management to "letter of comments and recommendations" from the independent accountants. Receive follow up reports on action taken concerning the aforementioned recommendations.

3

9.           Inquire of appropriate Company personnel and the Company's independent accountants as to any instances of deviation from established policies and procedures and codes of conduct of the Company.

10.         Report as to its activities to the Board.

11.         Recommend to the Board any appropriate extension or changes in the duties of the Committee.

12.         Recommend to the Board the selection, retention or termination of the Company's independent accountants.

13.         Review with management and the independent accountants the method of monitoring the Company's policies to prohibit unethical, questionable or illegal activities by Company employees.

14.         Subject to the approval of the Board, arrange for and monitor any special investigations as the need may arise.

15.         Confirm and assure the independence of the Company's independent accountants.

16.         Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies and programs and reports received from regulators.

17.         Perform such other functions as assigned by law, the listing requirements of the American Stock Exchange, the Company's certificate of incorporation and bylaws, or the Board.

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EXHIBIT “C”

REMOTEMDX, INC.

Compensation Committee Charter

Purpose

The Compensation Committee is appointed by the Board of Directors to discharge the Board’s responsibilities relating to compensation of the Company’s executives.

Committee Membership

The Committee will be composed of at least three directors, all of who satisfy the definition of “independent” under the listing standards of The American Stock Exchange. All Committee members shall also be “non-employee directors” as defined by Rule 16b-3 under the Securities Exchange Act of 1934 and “outside directors” as defined by Section 162(m) of the Internal Revenue Code. The Committee members will be appointed by the Board and may be removed by the Board in its discretion. The Committee shall have the authority to delegate any of its responsibilities to subcommittees, as the Committee may deem appropriate, provided the subcommittees are composed entirely of independent directors.

Meetings

The Committee shall meet as often as its members deem necessary to perform the Committee’s responsibilities.

Committee Authority and Responsibilities

The Committee will have the authority, to the extent it deems necessary or appropriate, to retain a compensation consultant to assist in the evaluation of director, Chief Executive Officer (CEO) or senior executive compensation. The Committee shall have sole authority to retain and terminate any such consulting firm, including sole authority to approve the firm’s fees and other retention terms. The Committee shall also have authority, to the extent it deems necessary or appropriate, to retain other advisors. The Company will provide for appropriate funding, as determined by the Committee, for payment of compensation to any consulting firm or other advisors employed by the Committee.

The Committee will make regular reports to the Board and will propose any necessary action to the Board. The Committee will review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

1

In carrying out its responsibilities:

•
The Committee shall have responsibility for developing and maintaining an executive compensation policy that creates a direct relationship between pay levels and corporate performance and returns to shareholders. The Committee shall monitor the results of such policy to assure that the compensation payable to the Company’s executive officers provides overall competitive pay levels, creates proper incentives to enhance shareholder value, rewards superior performance, and is justified by the returns available to shareholders.

•
The Committee shall have responsibility for approval of compensation and benefit plans, which may include amendments to existing plans, cash- and equity-based incentive compensation plans, and non-qualified deferred compensation and retirement plans.

•
The Committee shall establish annually subjective and objective criteria to serve as the basis for the Chief Executive Officer’s compensation evaluate the Chief Executive Officer’s performance in light of those criteria and determine the Chief Executive Officer’s compensation based on that evaluation.

•
The Committee shall establish annually subjective and objective criteria to serve as the basis for the Chief Executive Officer’s compensation evaluate the Chief Executive Officer’s performance in light of those criteria and determine the Chief Executive Officer’s compensation based on that evaluation.

•
In establishing the compensation to be paid or provided to executive officers, the Committee shall utilize, where it deems appropriate, comparative data regarding compensation practices. The Committee may utilize flexible compensation structures to attract, retain, motivate and appropriately reward executive officers, consistent with the Company’s compensation philosophy. The Committee may retain one or more compensation consultants or other advisors to assist the Committee with these duties. The Committee shall have sole authority to approve the fees and other retention terms of any such consultant or advisor.

2

•
With respect to the Company’s equity-based compensation plans, the Committee shall approve grants of stock options, restricted stock, performance shares, stock appreciation rights, and other equity-based incentives to the extent provided under the compensation plans. The committee may delegate to the President and Chief Executive Officer all or part of the committee’s authority and duties with respect to grants and awards to individuals who are not subject to the reporting requirements and other provisions of Section 16 of the Securities Exchange Act of 1934 as in effect from time to time.

•	The Committee shall from time to time review and make recommendations to the Board of Directors regarding the compensation of non-employee directors.

•	The Committee shall provide, over the names of the Committee members, the required Compensation Committee report for the Company’s proxy statement for the annual meeting of shareholders.

•	The Committee shall have available to it such support personnel, including management staff, outside auditors, attorneys and consultants as it deems necessary to discharge its responsibilities.

•
The Committee shall consider the application of Section 162(m) of the Internal Revenue Code to the Company and its compensation practices and develop a policy for the Company with respect to Section 162(m).

•
The Secretary of the Committee shall be the Corporate Secretary or his or her designee. The proceedings of all Committee meetings shall be documented in minutes. At the next regular Board meeting following any Committee meeting, the Chairman of the Committee shall report to the Board of Directors on behalf of the Committee.

•
The Chairman of the Committee shall discuss the Committee’s performance with each member of the Committee, following which discussions the Chairman shall lead the Committee in an annual evaluation of its performance. The annual evaluation shall include a review of the Committee’s charter.

The Committee shall cause to be provided to AMEX appropriate written confirmation of any of the foregoing matters as AMEX may from time to time require.

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EXHIBIT “D”

REMOTEMDX, INC.

Governance and Nominating Committee Charter

Purpose

The Governance and Nominating Committee is appointed by the Board of Directors to:

•	Identify individuals qualified to become board members,

•	Select, or recommend that the Board select, the director nominees for the next annual meeting of shareholders; and

•	Oversee governance matters.

Committee Membership

The Committee will be comprised of not fewer than three directors, all of who satisfy the definition of “independent” under the listing standards of The American Stock Exchange (AMEX). The Committee members will be appointed by the Board and may be removed by the Board in its discretion. The Committee shall have the authority to delegate any of its responsibilities to subcommittees, as the Committee may deem appropriate, provided the subcommittees are composed entirely of independent directors.

Meetings

The Committee shall meet as often as its members deem necessary to perform the Committee’s responsibilities.

The Committee shall:

•	Consider periodically the desired composition of the Board of Directors, including such factors as expertise and diversity.

•	Establish any qualifications and standards for individual directors.

•	Review periodically the composition of the Board of Directors, taking into account the desired composition of the Board of Directors and the qualifications and standards for individual directors.

•
Identify candidates for election to the Board of Directors. The Committee identifies candidates for election to the Board of Directors on its own as well as by considering recommendations from shareholders, other members of the Board, officers and employees of the Company, and other sources that the Committee deems appropriate. Shareholder recommendations for candidates for election to the Board of Directors shall be made in accordance with the Company’s Bylaws. The Committee may retain a third-party search firm to assist in the identification of possible candidates for election to the Board of Directors.

1

•
Evaluate candidates for election to the Board of Directors. The Committee will evaluate all candidates for election to the Board of Directors, regardless of the source from which the candidate was first identified, based upon the totality of the merits of each candidate and not based upon minimum qualifications or attributes. In considering the individual nominees, the Committee will take into account the qualifications of other Board members to ensure that a broad variety of skill sets and experience beneficial to the Company and its business are represented on the Board of Directors. The Committee also will ensure that the Board is composed of a sufficient number of independent directors to satisfy the AMEX listing requirements. In addition, the Committee will seek to assure that at least three of the Board’s independent members satisfy the AMEX financial and accounting experience requirements and the heightened independence standards of the Securities and Exchange Commission and that at least one of such three members qualifies as an “audit committee financial expert” (as defined by the Securities and Exchange Commission).

•	Nominate qualified individuals for election to the Board of Directors.

•	Recommend to the Board of Directors the composition of the Committees of the Board of Directors.

•	Review periodically the Company’s Corporate Governance Policies and recommend to the Board of Directors governance issues that should be considered by the Board.

•	Review periodically the Company’s Code of Business Conduct and Ethics (Code of Conduct)

•	Obtain confirmation from management that the policies included in the Code of Conduct are understood and implemented.

•	Evaluate periodically the adequacy of the Company’s conflict of interest policies.

•	Consider other corporate governance and related issues.

•	Consider with management public policy issues that may affect the Company.

•	Review periodically the Company’s Committee structure and operations and the working relationship between each Committee and the Board of Directors.

•	Consider, discuss and recommend ways to improve the effectiveness of the Board of Directors.

•	Report its activities regularly to the Board of Directors.

•	Perform such other functions as may be requested by the Board of Directors.

2

The Committee shall have sole authority to retain and terminate outside advisors to assist in the performance of its functions, with sole authority to agree to fees and other terms of engagement.

The Secretary of the Committee shall be the Corporate Secretary or his or her designee. The proceedings of all Committee meetings shall be documented in minutes. At the next regular Board meeting following any Committee meeting, the Chairman of the Committee shall report to the Board of Directors on behalf of the Committee.

The Chairman of the Committee shall discuss the Committee’s performance with each Committee member, following which discussions the Chairman shall lead the Committee in an annual review of its performance. The annual evaluation shall include a review of the Committee’s charter.

The Committee shall cause to be provided to AMEX appropriate written confirmation of any of the foregoing matters as AMEX may from time to time require.

3